INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Revenues:
Products	$ 57,917	$ 53,712
Services	15,600	12,243
Total revenues	73,517	65,955
Cost of revenues:
Products	26,193	24,706
Services	3,961	3,104
Total cost of revenues	30,154	27,810
Gross profit	43,363	38,145
Operating expenses:
Research and development, net	16,228	14,280
Selling and marketing	22,895	18,956
General and administrative	3,716	4,116
Total operating expenses	42,839	37,352
Operating income	524	793
Financial income (expenses), net	102	(122)
Income before taxes on income	626	671
Income tax expenses, net	(950)	(138)
Equity in losses of affiliated company, net	0	(21)
Net income (loss)	$ (324)	$ 512
Earnings (loss) per share:
Basic net earnings (loss) (in dollars per share)	$ (0.01)	$ 0.01
Diluted net earnings (loss) (in dollars per share)	$ (0.01)	$ 0.01